STARBOARD INVESTMENT TRUST

Cavalier Multi Strategist Fund

Supplement to the Prospectus, Summary Prospectus, and
Statement of Additional Information

February 27, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated September 28, 2016 for the Cavalier Multi Strategist Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that Parasol Investment Management, LLC ("Parasol"), one of the investment sub-advisors to the Fund, has resigned as a sub-advisor to the Fund, to be effective no later than March 31, 2017.
The Fund's investment advisor, Cavalier Investments, LLC ("Cavalier") will be directly managing the portfolio sleeve previously allocated to Parasol.
The Fund's other sub-advisors, Bluestone Capital Management, LLC, Carden Capital LLC and Jules Capital Management, LLC, each remain as sub-advisors and continue to manage their allocated portfolio sleeves.
Investors Should Retain This Supplement for Future Reference